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                                                                   Exhibit 10.67


                              I N V I S A, I N C.

                              AMENDED AND RESTATED
                       REGULATION S SUBSCRIPTION AGREEMENT

                        AMERICAN STOCK EXCHANGE PLACEMENT

                        400,000 UNITS AT $2.00 PER UNIT.
             EACH UNIT CONSISTING OF 1 COMMON SHARE $0.001 PAR VALUE
    AND 1 WARRANT TO PURCHASE 1 COMMON SHARE AT $2.00 PER SHARE; 1 WARRANT TO PURCHASE 1 COMMON SHARE AT $3.00 PER SHARE; AND 1 WARRANT TO PURCHASE 1 COMMON
                  SHARE AT $4.00 PER SHARE UNTIL JUNE 30, 2005

         THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OR ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE"ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL, THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED OR EXEMPTION THEREFROM.

Dear Sirs:

1. I hereby subscribe 125,000 Units of Invisa, Inc. at a purchase price of $2.00 per Unit for an aggregate investment in the amount of $ 250,000 to cover the aggregate subscription price. This Amended and Restated Subscription Agreement supersedes and replaces any prior Subscription Agreement for Units of Invisa;

         The Purchaser agrees that this Subscription Agreement shall be executed by Purchaser and either faxed to the Company at (941) 355-9373 or mailed to 4400 Independence Court, Sarasota, Florida, USA. The Purchaser agrees the subscription payment shall be made by wire transfer to the account below:

         UBS SA
         Cornavin Branch
         Geneva - Switzerland
         Swift Code: UBSWCHZH12
         A/C Name: GM Capital Partners Ltd
         A/C No.: 0240-340.209.62 M Rubric Invisa 2.

2. The Purchaser understands that the Company reserves the right to reject, in whole or in part, any offer to subscribe, in the Company's discretion, for any reason whatsoever and that no subscription may be withdrawn once made.

3. The Purchaser understands that this is a "best efforts only" offering, and that the subscription, once accepted by the Company, will be used by the Company as stated in their Use of Proceeds.

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4.       The Purchaser understand that he has the right to demand registration from the Company for both the common shares and the underlying shares represented by the warrant. If the Purchaser provides the Company, in writing, such a demand, the Company will file such a registration within 30 days of receiving such a demand.

5. The Purchaser hereby acknowledges that the Purchaser has had full access to the Company's filings with the U.S. Securities and Exchange Commission and the Company's book and records and all other information regarding the Company.

6. The Purchaser understands that an investment in the Company involves a high degree of risk and is only suitable for sophisticated investors who are willing and able to bear the associated risk of loss.

7. The Purchaser represents and warrants that: (i) neither Purchaser nor any person or entity for whom Purchaser is acting as a fiduciary is a U.S. person as that term is defined in Rule 902(k) of Regulation S, to wit - a "U.S. person" means any of the following:

         (a) Any natural person resident in the United States;

         (b) Any partnership or corporation organized or incorporated under the laws of the United States;

         (c) Any estate of which any executor or administrator is a U.S. person;

         (d) Any trust of which any trustee is a U.S. person;

         (e) Any agency or branch of a foreign entity located in the United States;

         (f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

         (g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

         (h) Any partnership or corporation if:

             (1) Organized or incorporated under the laws of any foreign jurisdiction; and

             (2) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, .by "accredited investors" who are not natural persons, estates or trusts.

(ii) at the time of the execution of this Subscription Agreement and the Purchaser Questionnaire, Purchaser was outside of the United States; (iii) no offer to purchase the Units was made to Purchaser or any of his/her/its representatives in the United States; (iv) Purchaser agrees that he/she/it is not a distributor or dealer, (v) Purchaser is purchasing the Units, including the shares included as part of the Units, including the Warrants included as part of the Units, and including the shares which may be issued under the Warrants included as part of the Units (collectively hereinafter referred to as the "Shares") for his/her/its own account or for the account of beneficiaries for whom Purchaser has full investment discretion (in the event that Purchaser is purchasing for a beneficiary, all of the representations and warranties set forth herein are equally applicable to the beneficiary); (vi) Purchaser is purchasing the Shares for investment purposes and not with a view towards distribution. Purchaser has no present

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                                      -3-

intention to sell the Shares and Purchaser has no present arrangement (whether or not legally binding) at any time to sell the Shares to or through any person or entity; (vii) Purchaser will not engage in any activity for the purpose of, or could be reasonably expected to have the effect of, conditioning the market in the United States for any of the Shares sold hereunder; (viii) to the best of the knowledge of Purchaser, neither the Company nor any person acting for the Company, has conducted any "Directed selling efforts" as that term is defined in Rule 902 of Regulation S; (ix) neither Purchaser nor any of his/her/its affiliates or beneficiaries maintain, either directly or indirectly, any short position in the common stock of the Company, and will not establish any such short position; (x) during the one-year period commencing on the date of the purchase of the Shares, the Purchaser will not offer or resell the Shares to a U.S. person as defined in Regulation S regardless of whether such transactions are within or outside the United States ("One-Year Period"), and any offers and sales during the One-Year Period shall be made only in accordance with Rule 903 or Rule 904 of Regulation S, or pursuant to registration under the Act, or pursuant to an exemption from the registration requirements of the Act as determined by the Company's counsel. Further, the Shares will not be offered for sale or resold by Purchaser (whether inside or outside the United States) for a period of two years following the date of purchase of the Shares unless pursuant to registration under the Act or pursuant to an exemption from registration requirements of the Act as determined by the Company's counsel, and the Purchaser agrees that the certificates representing the Shares will be subject to stop-transfer instructions and a legend during said two-year period; (xi) Purchaser has relied upon his/her/its independent investigation into the Company and has been given no oral or written representations or assurances from the Company or any of its representatives other than as set forth in this Subscription Agreement or in the Company's Offering Document; (xii) Purchaser acknowledges and agrees that no United States, federal or state agency has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of the securities; and (xiii) he/she/it understands it is the responsibility of any non-United States resident and citizen wishing to purchase the Shares to satisfy himself/herself/itself as to full observance of the laws of the Purchaser's relevant country or territory outside of the United States of America in connection with any purchase, including obtaining any required governmental or other consents or observing any other applicable formalities.

8. The Purchaser further represents and warrants that the Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

9. In addition, the Purchaser represents and warrants that: (a) his/her/its commitment to all investments is reasonable in relation to his/her/its net worth; (b) he/she/it has the requisite knowledge or has relied upon the advice of his/her/its own counsel, accountants or others, each of whom qualifies as an Investor Representative with regard to all of the considerations involved in making this investment; (c) he/she/it is aware that the right to transfer the Shares is restricted as set forth herein; (d) he/she/it is aware that the Company is in the development stage and has had limited sales and revenue; (e) he/she/it has the financial ability to bear the economic risk of the Shares and this investment in the Company (including the complete loss of the entire investment), and has adequate means of providing for his/her/its current and anticipated needs and personal contingencies, and no need for liquidity with respect to his/her/its investment in the Company; and (f) his/her/its overall commitment to investments which are not readily marketable is not disproportionate to his/her/its net worth and this investment in the Shares will not cause such overall commitment to become excessive.

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10.      In the event that this subscription is accepted, in whole or in part, the Purchaser requests that the Shares be registered in the name(s) printed below. Delivery will be made to the address printed below.

11. The representations and warranties made by Purchaser in the Purchaser Questionnaire are true and correct, may be fully relied upon by the Company as being acquired and are expressly incorporated herein by reference and made a part hereof.

Very truly yours,

Mandarin Management Services Ltd.                                  July 22, 2003
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Print or type name                        Signature and Date signed

Method of Subscribing (check one):  Wire transfer                             X.
                                    Certified or Bank Check (enclosed)       __.
                                    Other (enclosed)                         __.

                                          c/o Gestrust SA
+41 22 731 57 70                          2 rue Thalberg, PO Box 1507
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Telephone Number                          Street Address

IBC 421 936                               CH-1211 Geneva 1, Switzerland
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Identification No.                        City, State, and Zip Code
(i.e. - tax, registration or other
identification number)